UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                   ----------

                    TEMPLETON GLOBAL SMALLER COMPANIES FUND
               ---------------------------------------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS




                                [GRAPHIC OMITTED]

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                                                                 AUGUST 31, 2006
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    ANNUAL REPORT AND SHAREHOLDER LETTER                    GLOBAL
--------------------------------------------------------------------------------
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                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
           TEMPLETON GLOBAL
        SMALLER COMPANIES FUND                         Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)


                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton Global Smaller Companies Fund ...................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   28

Report of Independent Registered Public Accounting Firm ...................   37

Tax Designation ...........................................................   38

Board Members and Officers ................................................   42

Shareholder Information ...................................................   48


--------------------------------------------------------------------------------

Annual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, as defined in the Fund's prospectus, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Smaller Companies Fund - Class A posted a cumulative total return of +11.66%. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +16.34% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong during the 12-month period ended August 31, 2006. However, signs of moderation appeared toward the end of the period primarily due to three factors. Many central banks, including those of the world's three largest economies, continued to tighten monetary policy, thereby reducing the immense liquidity that helped fuel the global recovery that began in 2001. Oil prices remained elevated and reached a historical high during the period. Lastly, the U.S. housing market showed evidence of cooling.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/06

Asia                                                                       32.6%

Europe                                                                     31.4%

North America                                                              28.1%

Australia                                                                   3.1%

Middle East & Africa                                                        1.2%

Latin America                                                               0.7%

Short-Term Investments & Other Net Assets                                   2.9%

Robust economic expansion sustained strong demand for oil and other commodities, which kept prices high during most of the reporting period. In particular, many industrial metals prices continued to rise at double-digit rates. This contributed to economic growth in countries that are tied to mining and industrial commodities.

Intensified corporate activity, including mergers and acquisitions, as well as leveraged buyouts, continued across many sectors during the period. This was fueled by the strong cash positions many companies built over the past few years with ample cash available at historically low interest rates. In the first half of 2006, the total value of global deals announced was $1.83 trillion, an increase of 43% over the comparable period in 2005.2 Cross-border mergers and acquisitions were about 40% of total deal volume, and European companies were the most active worldwide. 2

In this environment, global equity markets performed strongly, particularly outside the U.S. As of August 31, 2006, the 12-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +24.78%, while the MSCI All Country (AC) World ex USA Index posted a total return of +25.44%. 3 By comparison, the total return for the MSCI USA Index was +8.79% (all returns in U.S. dollars) over the same period. 4

INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by evaluating future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

2. Source: "Merger Machine Keeps Churning out Deals," THE WALL STREET JOURNAL, 7/3/06.

3. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S.

4. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.


4 | Annual Report

MANAGER'S DISCUSSION

The Fund benefited from several holdings during the 12 months under review. South Korea's Daegu Bank was among the top contributors to Fund performance with a 63% increase in value. Daegu Bank provides banking services ranging from commercial to foreign exchange primarily centered in and around Daegu and Kyunbuk provinces. We found Daegu Bank's diversified loan portfolio attractive and believed the bank was well-positioned to benefit from a pickup in the South Korean economy. The company's operations strengthened during the review period due to an improved export environment, a measured recovery in domestic demand, flat yield spreads and declining credit costs as delinquency ratios fell across segments. Despite Daegu Bank's strong recent performance, our outlook for the company remained positive at period-end, based on our investment strategy.

Another top contributor to Fund performance during the period was D. Carnegie. Carnegie is a Swedish-based investment bank whose primary focus is on the Nordic stock market. Even though its client base is largely Nordic, approximately half of the company's income is generated outside the region. Outside Sweden, the company maintains a presence in Denmark, Finland, Norway, Luxembourg, Switzerland, the U.K. and the U.S. Carnegie's shares increased 61% in value during the review period as the company benefited from its leveraged business model in an environment favorable to capital markets in the Nordic region. At period-end, we continued to believe Carnegie was one of the most attractive small-capitalization European financial institutions based on quality and valuation.

The Fund also benefited as shares of Japan's second-largest security services company Sohgo Security Services rose 38% in value during the review period. Sohgo specializes in electronic and manned security, and cash transportation services. Recent reports indicate that Japanese society is becoming increasingly unsafe. In our view, the company was well-positioned to benefit from growing demand for security services in Japan due to its size and established market position. We found the company attractive in what we believed was a difficult pricing environment for security services in Japan. At period-end, we had a positive long-term outlook for the company as we think its gross margins could improve if Japan's economy continues to rebound from its decade-long recession.

TOP 10 HOLDINGS
8/31/06

--------------------------------------------------------------------------------
 COMPANY                                                             % OF TOTAL
 SECTOR/INDUSTRY, COUNTRY                                            NET ASSETS
--------------------------------------------------------------------------------
 Vestas Wind Systems AS                                                     2.5%
   ELECTRICAL EQUIPMENT, DENMARK
--------------------------------------------------------------------------------
 Game Group PLC                                                             2.2%
   SPECIALTY RETAIL, U.K
--------------------------------------------------------------------------------
 DX Services PLC                                                            2.2%
   AIR FREIGHT & LOGISTICS, U.K
--------------------------------------------------------------------------------
 West Marine Inc.                                                           2.1%
   SPECIALTY RETAIL, U.S.
--------------------------------------------------------------------------------
 Sohgo Security Services Co. Ltd.                                           1.9%
   COMMERCIAL SERVICES & SUPPLIES,
   JAPAN
--------------------------------------------------------------------------------
 D-Link Corp.                                                               1.7%
   COMMUNICATIONS EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
 Coinstar Inc.                                                              1.6%
   COMMERCIAL SERVICES & SUPPLIES, U.S.
--------------------------------------------------------------------------------
 Bodycote International PLC                                                 1.6%
   MACHINERY, U.K
--------------------------------------------------------------------------------
 OPG Groep NV                                                               1.6%
   HEALTH CARE PROVIDERS & SERVICES,
   NETHERLANDS
--------------------------------------------------------------------------------
 MDS Inc.                                                                   1.5%
   HEALTH CARE PROVIDERS & SERVICES,
   CANADA
--------------------------------------------------------------------------------


                                                               Annual Report | 5

The Fund had several detractors from performance during the 12-month review period. SigmaTel, a U.S.-based semiconductor company that designs, develops and markets proprietary analog circuits used in applications like MP3 audio players, declined 74% in value and hindered Fund performance. Although significant pricing pressure for low-end flash memory weighed on the company's earnings, we believed that on a longer-term basis, SigmaTel can improve its business model through new product introductions and the integration of recent acquisitions. We also found the company's strong balance sheet attractive. The company's net cash represented more than 20% of its market capitalization as of June 30, 2006.

Shares of Repco, the leading supplier in the Australian and New Zealand automotive aftermarket parts and accessories markets, declined 43% in value for the time that we held it during the review period amid a soft consumer environment. However, we believe the company's business is less cyclical than other industries because consumers cannot defer car maintenance indefinitely. Repco's large size relative to its peers is an advantage in the slow growth industry. Repco is the only national distributor in Australia's trade business. Approximately 70% of the company's revenues come from its distribution to more than 35,000 trade repairers. At period-end, Repco's shares traded significantly below our assessment of the stock's intrinsic value.

Also hindering performance during the period was Nichii Gakkan, Japan's leading provider of outsourced medical administrative services for hospitals and elderly homecare. The company declined 32% in value for the time that we held it during the year under review. Although Nichii Gakkan's primary business is medical administration, the company experienced rapid growth from 2000 until last year due to increasing demand for its elderly homecare services, driven primarily by Japan's aging demographics and increased insurance coverage for the company's services. However, over the past year and a half, the company faced pricing pressures and slowing sales in its businesses. As a result, the company's shares traded at historically low valuations based on price-to-book and earnings-per-share ratios. At period-end, consistent with our strategy, we believed the company's growth prospects could improve next year.


6 | Annual Report

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

[PICTURE OMITTED]     /s/ Tucker Scott, CFA

                     Tucker Scott, CFA


[PICTURE OMITTED]     /s/ Cynthia Sweeting, CFA

                      Cynthia Sweeting

                      Portfolio Management Team
                      Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
 CLASS A (SYMBOL: TEMGX)                     CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------
 Net Asset Value (NAV)                       -$0.73     $9.09      $9.82
--------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------
 Dividend Income                 $0.1440
--------------------------------------------------------------------------
 Short-Term Capital Gain         $0.1052
--------------------------------------------------------------------------
 Long-Term Capital Gain          $1.3941
--------------------------------------------------------------------------
        TOTAL                    $1.6433
--------------------------------------------------------------------------
 CLASS B (SYMBOL: N/A)                       CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------
 Net Asset Value (NAV)                       -$0.78     $8.72      $9.50
--------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------
 Dividend Income                 $0.0990
--------------------------------------------------------------------------
 Short-Term Capital Gain         $0.1052
--------------------------------------------------------------------------
 Long-Term Capital Gain          $1.3941
--------------------------------------------------------------------------
        TOTAL                    $1.5983
--------------------------------------------------------------------------
 CLASS C (SYMBOL: TESGX)                     CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------
 Net Asset Value (NAV)                       -$0.77     $8.88      $9.65
--------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------
 Dividend Income                 $0.1072
--------------------------------------------------------------------------
 Short-Term Capital Gain         $0.1052
--------------------------------------------------------------------------
 Long-Term Capital Gain          $1.3941
--------------------------------------------------------------------------
        TOTAL                    $1.6065
--------------------------------------------------------------------------
 ADVISOR CLASS (SYMBOL: TGSAX)               CHANGE    8/31/06    8/31/05
--------------------------------------------------------------------------
 Net Asset Value (NAV)                       -$0.73     $9.11      $9.84
--------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/05-8/31/06)
--------------------------------------------------------------------------
 Dividend Income                 $0.1595
--------------------------------------------------------------------------
 Short-Term Capital Gain         $0.1052
--------------------------------------------------------------------------
 Long-Term Capital Gain          $1.3941
--------------------------------------------------------------------------
        TOTAL                    $1.6588
--------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------
CLASS A                               1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1             +11.66%   +108.38%        +112.75%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +5.23%    +14.46%          +7.21%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,523    $19,646         $20,055
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4     +3.99%    +18.12%          +7.15%
--------------------------------------------------------------------------------
CLASS B                                1-YEAR     5-YEAR   INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1             +10.74%   +100.59%         +93.67%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +7.07%    +14.71%          +9.01%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,707    $19,859         $19,367
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4     +5.84%    +18.41%          +9.05%
--------------------------------------------------------------------------------
CLASS C                                1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1             +10.89%   +101.02%         +97.35%
--------------------------------------------------------------------------------
Average Annual Total Return 2          +9.97%    +14.99%          +7.03%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3         $10,997    $20,102         $19,735
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4     +8.50%    +18.66%          +6.97%
--------------------------------------------------------------------------------
ADVISOR CLASS 5                        1-YEAR     5-YEAR         10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1             +11.83%   +110.84%        +118.94%
--------------------------------------------------------------------------------
Average Annual Total Return 2         +11.83%    +16.09%          +8.15%
--------------------------------------------------------------------------------
Value of $10,000 Investment 3         $11,183    $21,084         $21,894
--------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4    +10.60%    +19.81%          +8.11%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
 CLASS A                    8/31/06
-----------------------------------
 1-Year                      +5.23%
-----------------------------------
 5-Year                     +14.46%
-----------------------------------
 10-Year                     +7.21%
-----------------------------------

CLASS A (9/1/96-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                TEMPLETON GLOBAL SMALLER       MSCI
    DATE        COMPANIES FUND - CLASS A    WORLD INDEX 6   CPI 6
------------------------------------------------------------------
   9/1/1996             $ 9,427               $10,000      $10,000
  9/30/1996             $ 9,581               $10,393      $10,032
 10/31/1996             $ 9,719               $10,468      $10,064
 11/30/1996             $ 9,991               $11,056      $10,083
 12/31/1996             $10,270               $10,881      $10,083
  1/31/1997             $10,455               $11,014      $10,114
  2/28/1997             $10,578               $11,143      $10,146
  3/31/1997             $10,516               $10,924      $10,172
  4/30/1997             $10,504               $11,283      $10,184
  5/31/1997             $10,995               $11,982      $10,178
  6/30/1997             $11,437               $12,581      $10,191
  7/31/1997             $11,745               $13,162      $10,203
  8/31/1997             $11,708               $12,284      $10,223
  9/30/1997             $12,187               $12,953      $10,248
 10/31/1997             $11,272               $12,273      $10,273
 11/30/1997             $11,014               $12,493      $10,267
 12/31/1997             $10,996               $12,647      $10,254
  1/31/1998             $10,637               $13,001      $10,273
  2/28/1998             $11,528               $13,883      $10,292
  3/31/1998             $12,086               $14,471      $10,312
  4/30/1998             $12,179               $14,615      $10,331
  5/31/1998             $11,913               $14,434      $10,350
  6/30/1998             $11,395               $14,778      $10,362
  7/31/1998             $10,983               $14,757      $10,375
  8/31/1998             $ 9,174               $12,791      $10,388
  9/30/1998             $ 9,081               $13,019      $10,401
 10/31/1998             $ 9,286               $14,199      $10,426
 11/30/1998             $ 9,647               $15,045      $10,426
 12/31/1998             $ 9,744               $15,783      $10,420
  1/31/1999             $ 9,341               $16,130      $10,445
  2/28/1999             $ 9,022               $15,704      $10,458
  3/31/1999             $ 9,272               $16,360      $10,490
  4/30/1999             $10,146               $17,007      $10,566
  5/31/1999             $10,007               $16,388      $10,566
  6/30/1999             $10,285               $17,154      $10,566
  7/31/1999             $10,382               $17,105      $10,598
  8/31/1999             $10,271               $17,077      $10,623
  9/30/1999             $ 9,938               $16,914      $10,674
 10/31/1999             $ 9,918               $17,795      $10,693
 11/30/1999             $10,097               $18,298      $10,699
 12/31/1999             $10,728               $19,782      $10,699
  1/31/2000             $10,578               $18,651      $10,731
  2/29/2000             $10,909               $18,704      $10,795
  3/31/2000             $11,256               $19,999      $10,884
  4/30/2000             $10,728               $19,156      $10,890
  5/31/2000             $10,563               $18,673      $10,903
  6/30/2000             $11,000               $19,304      $10,960
  7/31/2000             $10,909               $18,763      $10,985
  8/31/2000             $11,000               $19,376      $10,985
  9/30/2000             $10,472               $18,348      $11,043
 10/31/2000             $ 9,900               $18,043      $11,062
 11/30/2000             $ 9,477               $16,950      $11,068
 12/31/2000             $ 9,830               $17,226      $11,062
  1/31/2001             $10,350               $17,561      $11,132
  2/28/2001             $10,161               $16,079      $11,176
  3/31/2001             $ 9,262               $15,026      $11,202
  4/30/2001             $ 9,672               $16,140      $11,246
  5/31/2001             $10,129               $15,940      $11,297
  6/30/2001             $ 9,908               $15,443      $11,316
  7/31/2001             $ 9,719               $15,239      $11,284
  8/31/2001             $ 9,624               $14,511      $11,284
  9/30/2001             $ 8,315               $13,234      $11,335
 10/31/2001             $ 8,625               $13,489      $11,297
 11/30/2001             $ 9,183               $14,289      $11,278
 12/31/2001             $ 9,662               $14,380      $11,233
  1/31/2002             $ 9,773               $13,946      $11,259
  2/28/2002             $10,044               $13,828      $11,303
  3/31/2002             $10,921               $14,442      $11,367
  4/30/2002             $11,272               $13,957      $11,430
  5/31/2002             $11,447               $13,989      $11,430
  6/30/2002             $10,809               $13,143      $11,437
  7/31/2002             $ 9,582               $12,037      $11,449
  8/31/2002             $ 9,279               $12,062      $11,488
  9/30/2002             $ 8,418               $10,738      $11,507
 10/31/2002             $ 8,652               $11,533      $11,526
 11/30/2002             $ 8,957               $12,157      $11,526
 12/31/2002             $ 8,813               $11,570      $11,500
  1/31/2003             $ 8,491               $11,221      $11,551
  2/28/2003             $ 8,057               $11,029      $11,640
  3/31/2003             $ 8,089               $10,998      $11,710
  4/30/2003             $ 8,909               $11,981      $11,685
  5/31/2003             $ 9,842               $12,671      $11,666
  6/30/2003             $10,195               $12,895      $11,678
  7/31/2003             $10,807               $13,159      $11,691
  8/31/2003             $11,514               $13,447      $11,736
  9/30/2003             $11,707               $13,532      $11,774
 10/31/2003             $12,586               $14,338      $11,761
 11/30/2003             $12,814               $14,560      $11,729
 12/31/2003             $13,515               $15,477      $11,716
  1/31/2004             $13,939               $15,728      $11,774
  2/29/2004             $14,542               $15,997      $11,837
  3/31/2004             $14,330               $15,897      $11,914
  4/30/2004             $14,134               $15,581      $11,952
  5/31/2004             $14,037               $15,733      $12,022
  6/30/2004             $14,493               $16,063      $12,060
  7/31/2004             $14,118               $15,543      $12,041
  8/31/2004             $14,167               $15,618      $12,047
  9/30/2004             $14,705               $15,918      $12,072
 10/31/2004             $15,067               $16,311      $12,136
 11/30/2004             $16,248               $17,175      $12,142
 12/31/2004             $17,065               $17,836      $12,098
  1/31/2005             $16,809               $17,438      $12,123
  2/28/2005             $17,486               $17,998      $12,193
  3/31/2005             $17,285               $17,658      $12,289
  4/30/2005             $16,535               $17,284      $12,371
  5/31/2005             $16,864               $17,604      $12,359
  6/30/2005             $17,248               $17,765      $12,365
  7/31/2005             $17,998               $18,389      $12,422
  8/31/2005             $17,962               $18,536      $12,486
  9/30/2005             $18,382               $19,023      $12,638
 10/31/2005             $17,415               $18,565      $12,664
 11/30/2005             $17,795               $19,194      $12,562
 12/31/2005             $18,379               $19,624      $12,511
  1/31/2006             $19,702               $20,504      $12,606
  2/28/2006             $19,901               $20,482      $12,632
  3/31/2006             $20,673               $20,942      $12,702
  4/30/2006             $21,423               $21,589      $12,810
  5/31/2006             $20,188               $20,871      $12,873
  6/30/2006             $19,680               $20,873      $12,899
  7/31/2006             $19,636               $21,008      $12,937
  8/31/2006             $20,055               $21,564      $12,962


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
 CLASS B                    8/31/06
-----------------------------------
 1-Year                      +7.07%
-----------------------------------
 5-Year                     +14.71%
-----------------------------------
 Since Inception (1/1/99)    +9.01%
-----------------------------------

CLASS B (1/1/99-8/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                TEMPLETON GLOBAL SMALLER     MSCI WORLD
     DATE       COMPANIES FUND - CLASS B       INDEX 6      CPI 6
------------------------------------------------------------------
   1/1/1999              $10,000              $10,000      $10,000
  1/31/1999              $ 9,573              $10,220      $10,024
  2/28/1999              $ 9,245              $ 9,950      $10,037
  3/31/1999              $ 9,487              $10,366      $10,067
  4/30/1999              $10,385              $10,776      $10,140
  5/31/1999              $10,242              $10,383      $10,140
  6/30/1999              $10,513              $10,869      $10,140
  7/31/1999              $10,613              $10,838      $10,171
  8/31/1999              $10,484              $10,820      $10,195
  9/30/1999              $10,142              $10,717      $10,244
 10/31/1999              $10,118              $11,275      $10,262
 11/30/1999              $10,287              $11,594      $10,268
 12/31/1999              $10,914              $12,534      $10,268
  1/31/2000              $10,759              $11,818      $10,299
  2/29/2000              $11,084              $11,851      $10,360
  3/31/2000              $11,423              $12,672      $10,445
  4/30/2000              $10,883              $12,137      $10,451
  5/31/2000              $10,713              $11,831      $10,464
  6/30/2000              $11,145              $12,231      $10,519
  7/31/2000              $11,037              $11,889      $10,543
  8/31/2000              $11,114              $12,277      $10,543
  9/30/2000              $10,590              $11,626      $10,598
 10/31/2000              $ 9,985              $11,432      $10,616
 11/30/2000              $ 9,569              $10,740      $10,622
 12/31/2000              $ 9,929              $10,915      $10,616
  1/31/2001              $10,428              $11,127      $10,683
  2/28/2001              $10,235              $10,188      $10,726
  3/31/2001              $ 9,332              $ 9,520      $10,750
  4/30/2001              $ 9,719              $10,227      $10,793
  5/31/2001              $10,187              $10,100      $10,842
  6/30/2001              $ 9,961              $ 9,785      $10,860
  7/31/2001              $ 9,751              $ 9,656      $10,830
  8/31/2001              $ 9,655              $ 9,194      $10,830
  9/30/2001              $ 8,333              $ 8,385      $10,879
 10/31/2001              $ 8,645              $ 8,547      $10,842
 11/30/2001              $ 9,180              $ 9,054      $10,824
 12/31/2001              $ 9,667              $ 9,112      $10,781
  1/31/2002              $ 9,764              $ 8,837      $10,805
  2/28/2002              $10,023              $ 8,761      $10,848
  3/31/2002              $10,915              $ 9,151      $10,909
  4/30/2002              $11,240              $ 8,843      $10,970
  5/31/2002              $11,418              $ 8,864      $10,970
  6/30/2002              $10,769              $ 8,328      $10,976
  7/31/2002              $ 9,553              $ 7,627      $10,988
  8/31/2002              $ 9,245              $ 7,643      $11,025
  9/30/2002              $ 8,385              $ 6,804      $11,043
 10/31/2002              $ 8,612              $ 7,307      $11,062
 11/30/2002              $ 8,906              $ 7,703      $11,062
 12/31/2002              $ 8,759              $ 7,331      $11,037
  1/31/2003              $ 8,417              $ 7,110      $11,086
  2/28/2003              $ 7,992              $ 6,988      $11,171
  3/31/2003              $ 8,009              $ 6,969      $11,239
  4/30/2003              $ 8,824              $ 7,591      $11,214
  5/31/2003              $ 9,754              $ 8,029      $11,196
  6/30/2003              $10,080              $ 8,170      $11,208
  7/31/2003              $10,684              $ 8,338      $11,220
  8/31/2003              $11,369              $ 8,520      $11,263
  9/30/2003              $11,548              $ 8,574      $11,300
 10/31/2003              $12,411              $ 9,085      $11,287
 11/30/2003              $12,642              $ 9,225      $11,257
 12/31/2003              $13,318              $ 9,806      $11,245
  1/31/2004              $13,731              $ 9,966      $11,300
  2/29/2004              $14,309              $10,136      $11,361
  3/31/2004              $14,094              $10,073      $11,434
  4/30/2004              $13,896              $ 9,872      $11,470
  5/31/2004              $13,780              $ 9,969      $11,538
  6/30/2004              $14,226              $10,178      $11,574
  7/31/2004              $13,846              $ 9,848      $11,556
  8/31/2004              $13,896              $ 9,895      $11,562
  9/30/2004              $14,408              $10,086      $11,586
 10/31/2004              $14,757              $10,335      $11,647
 11/30/2004              $15,893              $10,883      $11,653
 12/31/2004              $16,680              $11,301      $11,611
  1/31/2005              $16,423              $11,049      $11,635
  2/28/2005              $17,085              $11,404      $11,702
  3/31/2005              $16,864              $11,188      $11,794
  4/30/2005              $16,128              $10,951      $11,873
  5/31/2005              $16,441              $11,154      $11,861
  6/30/2005              $16,809              $11,256      $11,867
  7/31/2005              $17,526              $11,651      $11,922
  8/31/2005              $17,489              $11,745      $11,983
  9/30/2005              $17,875              $12,053      $12,129
 10/31/2005              $16,910              $11,763      $12,154
 11/30/2005              $17,291              $12,161      $12,056
 12/31/2005              $17,834              $12,434      $12,007
  1/31/2006              $19,100              $12,992      $12,099
  2/28/2006              $19,300              $12,978      $12,123
  3/31/2006              $20,033              $13,269      $12,190
  4/30/2006              $20,744              $13,679      $12,294
  5/31/2006              $19,522              $13,224      $12,355
  6/30/2006              $19,034              $13,225      $12,379
  7/31/2006              $18,967              $13,311      $12,416
  8/31/2006              $19,367              $13,663      $12,441


10 | Annual Report

CLASS C (9/1/96-8/31/06)

                TEMPLETON GLOBAL SMALLER     MSCI WORLD
    DATE        COMPANIES FUND - CLASS C       INDEX 6      CPI 6
------------------------------------------------------------------
   9/1/1996             $10,000               $10,000      $10,000
  9/30/1996             $10,165               $10,393      $10,032
 10/31/1996             $10,296               $10,468      $10,064
 11/30/1996             $10,587               $11,056      $10,083
 12/31/1996             $10,874               $10,881      $10,083
  1/31/1997             $11,071               $11,014      $10,114
  2/28/1997             $11,189               $11,143      $10,146
  3/31/1997             $11,110               $10,924      $10,172
  4/30/1997             $11,097               $11,283      $10,184
  5/31/1997             $11,608               $11,982      $10,178
  6/30/1997             $12,067               $12,581      $10,191
  7/31/1997             $12,381               $13,162      $10,203
  8/31/1997             $12,342               $12,284      $10,223
  9/30/1997             $12,840               $12,953      $10,248
 10/31/1997             $11,858               $12,273      $10,273
 11/30/1997             $11,583               $12,493      $10,267
 12/31/1997             $11,563               $12,647      $10,254
  1/31/1998             $11,168               $13,001      $10,273
  2/28/1998             $12,100               $13,883      $10,292
  3/31/1998             $12,664               $14,471      $10,312
  4/30/1998             $12,749               $14,615      $10,331
  5/31/1998             $12,453               $14,434      $10,350
  6/30/1998             $11,902               $14,778      $10,362
  7/31/1998             $11,464               $14,757      $10,375
  8/31/1998             $ 9,572               $12,791      $10,388
  9/30/1998             $ 9,474               $13,019      $10,401
 10/31/1998             $ 9,685               $14,199      $10,426
 11/30/1998             $10,066               $15,045      $10,426
 12/31/1998             $10,154               $15,783      $10,420
  1/31/1999             $ 9,729               $16,130      $10,445
  2/28/1999             $ 9,377               $15,704      $10,458
  3/31/1999             $ 9,641               $16,360      $10,490
  4/30/1999             $10,549               $17,007      $10,566
  5/31/1999             $10,403               $16,388      $10,566
  6/30/1999             $10,666               $17,154      $10,566
  7/31/1999             $10,769               $17,105      $10,598
  8/31/1999             $10,652               $17,077      $10,623
  9/30/1999             $10,300               $16,914      $10,674
 10/31/1999             $10,283               $17,795      $10,693
 11/30/1999             $10,455               $18,298      $10,699
 12/31/1999             $11,086               $19,782      $10,699
  1/31/2000             $10,945               $18,651      $10,731
  2/29/2000             $11,259               $18,704      $10,795
  3/31/2000             $11,621               $19,999      $10,884
  4/30/2000             $11,071               $19,156      $10,890
  5/31/2000             $10,898               $18,673      $10,903
  6/30/2000             $11,338               $19,304      $10,960
  7/31/2000             $11,244               $18,763      $10,985
  8/31/2000             $11,307               $19,376      $10,985
  9/30/2000             $10,772               $18,348      $11,043
 10/31/2000             $10,169               $18,043      $11,062
 11/30/2000             $ 9,746               $16,950      $11,068
 12/31/2000             $10,096               $17,226      $11,062
  1/31/2001             $10,619               $17,561      $11,132
  2/28/2001             $10,406               $16,079      $11,176
  3/31/2001             $ 9,490               $15,026      $11,202
  4/30/2001             $ 9,899               $16,140      $11,246
  5/31/2001             $10,357               $15,940      $11,297
  6/30/2001             $10,128               $15,443      $11,316
  7/31/2001             $ 9,916               $15,239      $11,284
  8/31/2001             $ 9,817               $14,511      $11,284
  9/30/2001             $ 8,476               $13,234      $11,335
 10/31/2001             $ 8,791               $13,489      $11,297
 11/30/2001             $ 9,348               $14,289      $11,278
 12/31/2001             $ 9,839               $14,380      $11,233
  1/31/2002             $ 9,953               $13,946      $11,259
  2/28/2002             $10,215               $13,828      $11,303
  3/31/2002             $11,099               $14,442      $11,367
  4/30/2002             $11,443               $13,957      $11,430
  5/31/2002             $11,623               $13,989      $11,430
  6/30/2002             $10,968               $13,143      $11,437
  7/31/2002             $ 9,724               $12,037      $11,449
  8/31/2002             $ 9,413               $12,062      $11,488
  9/30/2002             $ 8,529               $10,738      $11,507
 10/31/2002             $ 8,770               $11,533      $11,526
 11/30/2002             $ 9,065               $12,157      $11,526
 12/31/2002             $ 8,918               $11,570      $11,500
  1/31/2003             $ 8,573               $11,221      $11,551
  2/28/2003             $ 8,129               $11,029      $11,640
  3/31/2003             $ 8,162               $10,998      $11,710
  4/30/2003             $ 8,983               $11,981      $11,685
  5/31/2003             $ 9,919               $12,671      $11,666
  6/30/2003             $10,264               $12,895      $11,678
  7/31/2003             $10,872               $13,159      $11,691
  8/31/2003             $11,594               $13,447      $11,736
  9/30/2003             $11,775               $13,532      $11,774
 10/31/2003             $12,647               $14,338      $11,761
 11/30/2003             $12,879               $14,560      $11,729
 12/31/2003             $13,574               $15,477      $11,716
  1/31/2004             $13,988               $15,728      $11,774
  2/29/2004             $14,567               $15,997      $11,837
  3/31/2004             $14,352               $15,897      $11,914
  4/30/2004             $14,153               $15,581      $11,952
  5/31/2004             $14,037               $15,733      $12,022
  6/30/2004             $14,501               $16,063      $12,060
  7/31/2004             $14,104               $15,543      $12,041
  8/31/2004             $14,153               $15,618      $12,047
  9/30/2004             $14,683               $15,918      $12,072
 10/31/2004             $15,042               $16,311      $12,136
 11/30/2004             $16,199               $17,175      $12,142
 12/31/2004             $17,004               $17,836      $12,098
  1/31/2005             $16,727               $17,438      $12,123
  2/28/2005             $17,410               $17,998      $12,193
  3/31/2005             $17,188               $17,658      $12,289
  4/30/2005             $16,432               $17,284      $12,371
  5/31/2005             $16,746               $17,604      $12,359
  6/30/2005             $17,114               $17,765      $12,365
  7/31/2005             $17,852               $18,389      $12,422
  8/31/2005             $17,797               $18,536      $12,486
  9/30/2005             $18,221               $19,023      $12,638
 10/31/2005             $17,231               $18,565      $12,664
 11/30/2005             $17,613               $19,194      $12,562
 12/31/2005             $18,157               $19,624      $12,511
  1/31/2006             $19,468               $20,504      $12,606
  2/28/2006             $19,646               $20,482      $12,632
  3/31/2006             $20,401               $20,942      $12,702
  4/30/2006             $21,135               $21,589      $12,810
  5/31/2006             $19,890               $20,871      $12,873
  6/30/2006             $19,379               $20,873      $12,899
  7/31/2006             $19,335               $21,008      $12,937
  8/31/2006             $19,735               $21,564      $12,962

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
 CLASS C                    8/31/06
-----------------------------------
 1-Year                      +9.97%
-----------------------------------
 5-Year                     +14.99%
-----------------------------------
 10-Year                     +7.03%
-----------------------------------


ADVISOR CLASS (9/1/96-8/31/06) 5

                  TEMPLETON GLOBAL
                 SMALLER COMPANIES      MSCI WORLD
    DATE        FUND - CLASS ADVISOR      INDEX 6      CPI 6
-------------------------------------------------------------
   9/1/1996            $10,000           $10,000      $10,000
  9/30/1996            $10,164           $10,393      $10,032
 10/31/1996            $10,310           $10,468      $10,064
 11/30/1996            $10,599           $11,056      $10,083
 12/31/1996            $10,895           $10,881      $10,083
  1/31/1997            $11,143           $11,014      $10,114
  2/28/1997            $11,261           $11,143      $10,146
  3/31/1997            $11,209           $10,924      $10,172
  4/30/1997            $11,196           $11,283      $10,184
  5/31/1997            $11,731           $11,982      $10,178
  6/30/1997            $12,189           $12,581      $10,191
  7/31/1997            $12,529           $13,162      $10,203
  8/31/1997            $12,490           $12,284      $10,223
  9/30/1997            $13,013           $12,953      $10,248
 10/31/1997            $12,046           $12,273      $10,273
 11/30/1997            $11,770           $12,493      $10,267
 12/31/1997            $11,748           $12,647      $10,254
  1/31/1998            $11,364           $13,001      $10,273
  2/28/1998            $12,329           $13,883      $10,292
  3/31/1998            $12,911           $14,471      $10,312
  4/30/1998            $13,024           $14,615      $10,331
  5/31/1998            $12,740           $14,434      $10,350
  6/30/1998            $12,187           $14,778      $10,362
  7/31/1998            $11,733           $14,757      $10,375
  8/31/1998            $ 9,804           $12,791      $10,388
  9/30/1998            $ 9,718           $13,019      $10,401
 10/31/1998            $ 9,944           $14,199      $10,426
 11/30/1998            $10,330           $15,045      $10,426
 12/31/1998            $10,434           $15,783      $10,420
  1/31/1999            $10,003           $16,130      $10,445
  2/28/1999            $ 9,662           $15,704      $10,458
  3/31/1999            $ 9,929           $16,360      $10,490
  4/30/1999            $10,864           $17,007      $10,566
  5/31/1999            $10,731           $16,388      $10,566
  6/30/1999            $11,027           $17,154      $10,566
  7/31/1999            $11,131           $17,105      $10,598
  8/31/1999            $11,013           $17,077      $10,623
  9/30/1999            $10,671           $16,914      $10,674
 10/31/1999            $10,651           $17,795      $10,693
 11/30/1999            $10,843           $18,298      $10,699
 12/31/1999            $11,514           $19,782      $10,699
  1/31/2000            $11,368           $18,651      $10,731
  2/29/2000            $11,707           $18,704      $10,795
  3/31/2000            $12,096           $19,999      $10,884
  4/30/2000            $11,530           $19,156      $10,890
  5/31/2000            $11,368           $18,673      $10,903
  6/30/2000            $11,821           $19,304      $10,960
  7/31/2000            $11,740           $18,763      $10,985
  8/31/2000            $11,821           $19,376      $10,985
  9/30/2000            $11,271           $18,348      $11,043
 10/31/2000            $10,647           $18,043      $11,062
 11/30/2000            $10,208           $16,950      $11,068
 12/31/2000            $10,587           $17,226      $11,062
  1/31/2001            $11,130           $17,561      $11,132
  2/28/2001            $10,944           $16,079      $11,176
  3/31/2001            $ 9,976           $15,026      $11,202
  4/30/2001            $10,401           $16,140      $11,246
  5/31/2001            $10,910           $15,940      $11,297
  6/30/2001            $10,673           $15,443      $11,316
  7/31/2001            $10,469           $15,239      $11,284
  8/31/2001            $10,384           $14,511      $11,284
  9/30/2001            $ 8,976           $13,234      $11,335
 10/31/2001            $ 9,305           $13,489      $11,297
 11/30/2001            $ 9,907           $14,289      $11,278
 12/31/2001            $10,423           $14,380      $11,233
  1/31/2002            $10,560           $13,946      $11,259
  2/28/2002            $10,836           $13,828      $11,303
  3/31/2002            $11,799           $14,442      $11,367
  4/30/2002            $12,177           $13,957      $11,430
  5/31/2002            $12,367           $13,989      $11,430
  6/30/2002            $11,678           $13,143      $11,437
  7/31/2002            $10,355           $12,037      $11,449
  8/31/2002            $10,045           $12,062      $11,488
  9/30/2002            $ 9,116           $10,738      $11,507
 10/31/2002            $ 9,362           $11,533      $11,526
 11/30/2002            $ 9,693           $12,157      $11,526
 12/31/2002            $ 9,537           $11,570      $11,500
  1/31/2003            $ 9,188           $11,221      $11,551
  2/28/2003            $ 8,719           $11,029      $11,640
  3/31/2003            $ 8,753           $10,998      $11,710
  4/30/2003            $ 9,658           $11,981      $11,685
  5/31/2003            $10,668           $12,671      $11,666
  6/30/2003            $11,050           $12,895      $11,678
  7/31/2003            $11,711           $13,159      $11,691
  8/31/2003            $12,495           $13,447      $11,736
  9/30/2003            $12,704           $13,532      $11,774
 10/31/2003            $13,645           $14,338      $11,761
 11/30/2003            $13,910           $14,560      $11,729
 12/31/2003            $14,681           $15,477      $11,716
  1/31/2004            $15,142           $15,728      $11,774
  2/29/2004            $15,796           $15,997      $11,837
  3/31/2004            $15,566           $15,897      $11,914
  4/30/2004            $15,353           $15,581      $11,952
  5/31/2004            $15,247           $15,733      $12,022
  6/30/2004            $15,761           $16,063      $12,060
  7/31/2004            $15,353           $15,543      $12,041
  8/31/2004            $15,406           $15,618      $12,047
  9/30/2004            $15,991           $15,918      $12,072
 10/31/2004            $16,394           $16,311      $12,136
 11/30/2004            $17,678           $17,175      $12,142
 12/31/2004            $18,562           $17,836      $12,098
  1/31/2005            $18,284           $17,438      $12,123
  2/28/2005            $19,039           $17,998      $12,193
  3/31/2005            $18,800           $17,658      $12,289
  4/30/2005            $18,005           $17,284      $12,371
  5/31/2005            $18,363           $17,604      $12,359
  6/30/2005            $18,800           $17,765      $12,365
  7/31/2005            $19,616           $18,389      $12,422
  8/31/2005            $19,576           $18,536      $12,486
  9/30/2005            $20,034           $19,023      $12,638
 10/31/2005            $18,970           $18,565      $12,664
 11/30/2005            $19,407           $19,194      $12,562
 12/31/2005            $20,043           $19,624      $12,511
  1/31/2006            $21,485           $20,504      $12,606
  2/28/2006            $21,725           $20,482      $12,632
  3/31/2006            $22,566           $20,942      $12,702
  4/30/2006            $23,383           $21,589      $12,810
  5/31/2006            $22,037           $20,871      $12,873
  6/30/2006            $21,485           $20,873      $12,899
  7/31/2006            $21,437           $21,008      $12,937
  8/31/2006            $21,894           $21,564      $12,962

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
ADVISOR CLASS 5             8/31/06
-----------------------------------
1-Year                      +11.83%
-----------------------------------
5-Year                      +16.09%
-----------------------------------
10-Year                      +8.15%
-----------------------------------


                                                              Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +100.96% and +7.49%.

6. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.


12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.


-------------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS A                                      VALUE 3/1/06         VALUE 8/31/06       PERIOD * 3/1/06-8/31/06
-------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,007.80                  $6.78
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,018.45                  $6.82
-------------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,003.50                 $10.55
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,014.67                 $10.61
-------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,004.50                 $10.56
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,014.67                 $10.61
-------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,007.70                  $5.52
-------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,019.71                  $5.55
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.34%; B: 2.09%; C: 2.09%; and Advisor: 1.09%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                    ------------------------------------------------------------------------------
                                                                               YEAR ENDED AUGUST 31,
CLASS A                                                 2006             2005            2004             2003             2002
                                                    ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............     $      9.82       $    8.69        $    7.16        $    5.82        $    6.10
                                                    ------------------------------------------------------------------------------

Income from investment operations a :

 Net investment income b  .....................            0.08            0.12             0.07             0.07             0.05

 Net realized and unrealized gains (losses) ...            0.83            2.02             1.56             1.32            (0.27)
                                                    ------------------------------------------------------------------------------

Total from investment operations ..............            0.91            2.14             1.63             1.39            (0.22)
                                                    ------------------------------------------------------------------------------

Less distributions from:

 Net investment income and net realized foreign
 currency gains ...............................           (0.14)          (0.10)           (0.10)           (0.05)           (0.06)

 Net realized gains from investments ..........           (1.50)          (0.91)              --               --               --
                                                    ------------------------------------------------------------------------------

Total distributions ...........................           (1.64)          (1.01)           (0.10)           (0.05)           (0.06)
                                                    ------------------------------------------------------------------------------

Redemption fees ...............................              -- d            -- d             -- d             -- d             --
                                                    ------------------------------------------------------------------------------

Net asset value, end of year ..................     $      9.09       $    9.82        $    8.69        $    7.16        $    5.82
                                                    ==============================================================================

Total return c  ...............................           11.66%          26.78%           23.04%           24.09%           (3.59)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............     $ 1,128,415       $ 949,606        $ 744,017        $ 691,103        $ 565,680

Ratios to average net assets:

 Expenses .....................................            1.34% e         1.35% e          1.42% e          1.46%            1.44%

 Net investment income ........................            0.90%           1.33%            0.91%            1.18%            0.82%

Portfolio turnover rate .......................           33.90%          41.58%           31.69%           29.51%           25.31%


a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Smaller Companies Fund

                                                       ------------------------------------------------------------------------
                                                                                YEAR ENDED AUGUST 31,
CLASS B                                                  2006            2005            2004            2003            2002
                                                       ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............        $   9.50        $   8.42        $   6.97        $   5.70        $   5.99
                                                       ------------------------------------------------------------------------
Income from investment operations a :

 Net investment income b  .....................            0.01            0.06            0.02            0.03            0.02

 Net realized and unrealized gains (losses) ...            0.81            1.95            1.52            1.27           (0.28)
                                                       ------------------------------------------------------------------------

Total from investment operations ..............            0.82            2.01            1.54            1.30           (0.26)
                                                       ------------------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign
 currency gains ...............................           (0.10)          (0.02)          (0.09)          (0.03)          (0.03)

 Net realized gains from investments ..........           (1.50)          (0.91)             --              --              --
                                                       ------------------------------------------------------------------------

Total distributions ...........................           (1.60)          (0.93)          (0.09)          (0.03)          (0.03)
                                                       ------------------------------------------------------------------------

Redemption fees ...............................              -- d            -- d            -- d            -- d            --
                                                       ------------------------------------------------------------------------

Net asset value, end of year ..................        $   8.72        $   9.50        $   8.42        $   6.97        $   5.70
                                                       ========================================================================

Total return c  ...............................           10.74%          25.86%          22.23%          22.97%          (4.25)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............        $  8,027        $  7,983        $  4,896        $  3,171        $  1,409

Ratios to average net assets:

 Expenses .....................................            2.09% e         2.10% e         2.16% e         2.21%           2.19%

 Net investment income ........................            0.15%           0.58%           0.17%           0.43%           0.07%

Portfolio turnover rate .......................           33.90%          41.58%          31.69%          29.51%          25.31%


a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Smaller Companies Fund

                                                   -----------------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS C                                                 2006           2005           2004           2003           2002
                                                   -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............    $    9.65      $    8.55      $    7.05      $    5.75      $    6.00
                                                   ---------------------------------------------------------------------

Income from investment operations a :

 Net investment income b  .....................         0.01           0.06           0.02           0.02           0.01

 Net realized and unrealized gains (losses) ...         0.83           1.98           1.54           1.30          (0.26)
                                                   ---------------------------------------------------------------------
Total from investment operations ..............         0.84           2.04           1.56           1.32          (0.25)
                                                   ---------------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign
 currency gains ...............................        (0.11)         (0.03)         (0.06)         (0.02)            -- f

 Net realized gains from investments ..........        (1.50)         (0.91)            --             --             --
                                                   ---------------------------------------------------------------------
Total distributions ...........................        (1.61)         (0.94)         (0.06)         (0.02)            --
                                                   ---------------------------------------------------------------------
Redemption fees ...............................           -- d           -- d           -- d           -- d            --
                                                   ---------------------------------------------------------------------
Net asset value, end of year ..................    $    8.88      $    9.65      $    8.55      $    7.05      $    5.75
                                                   =====================================================================

Total return c  ...............................        10.89%         25.74%         22.07%         23.17%         (4.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............    $  71,857      $  55,448      $  30,741      $  17,347      $  12,894

Ratios to average net assets:
 Expenses .....................................         2.09%          2.10% e        2.17% e        2.20%          2.17%

 Net investment income ........................         0.15%          0.58%          0.16%          0.44%          0.09%

Portfolio turnover rate .......................        33.90%         41.58%         31.69%         29.51%         25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     Actual distribution from net investment income per share was $0.003.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Global Smaller Companies Fund

                                                   ---------------------------------------------------------------------
                                                                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                         2006           2005           2004           2003           2002
                                                   ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............    $    9.84      $    8.71      $    7.17     $     5.84     $     6.12
                                                   ---------------------------------------------------------------------
Income from investment operations a :

 Net investment income b  .....................         0.11           0.16           0.10           0.06           0.07

 Net realized and unrealized gains (losses) ...         0.82           2.01           1.56           1.33          (0.28)
                                                   ---------------------------------------------------------------------

Total from investment operations ..............         0.93           2.17           1.66           1.39          (0.21)
                                                   ---------------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign
 currency gains ...............................        (0.16)         (0.13)         (0.12)         (0.06)         (0.07)

 Net realized gains from investments ..........        (1.50)         (0.91)            --             --             --
                                                   ---------------------------------------------------------------------

Total distributions ...........................        (1.66)         (1.04)         (0.12)         (0.06)         (0.07)
                                                   ---------------------------------------------------------------------

Redemption fees ...............................           -- c           -- c           -- c           -- c           --
                                                   ---------------------------------------------------------------------

Net asset value, end of year ..................    $    9.11      $    9.84      $    8.71      $    7.17      $    5.84
                                                   =====================================================================

Total return ..................................        11.83%         27.07%         23.30%         24.39%         (3.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............    $  60,588      $  39,912      $   9,329      $   4,834      $  10,344

Ratios to average net assets:

 Expenses .....................................         1.09% d        1.10% d        1.17% d        1.21%          1.19%

 Net investment income ........................         1.15%          1.58%          1.16%          1.43%          1.07%

Portfolio turnover rate .......................        33.90%         41.58%         31.69%         29.51%         25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                        SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 97.1%
  AUSTRALIA 3.1%
  Billabong International Ltd. .............         Textiles, Apparel & Luxury Goods             369,406   $ 4,172,027
  Downer EDI Ltd. ..........................          Commercial Services & Supplies            1,621,265     6,965,365
  PaperlinX Ltd. ...........................             Paper & Forest Products                7,001,361    18,379,021
a Repco Corp. Ltd. .........................                   Distributors                    11,361,533    10,317,284
                                                                                                            -----------
                                                                                                             39,833,697
                                                                                                            -----------
  BAHAMAS 0.6%
b Steiner Leisure Ltd. .....................          Diversified Consumer Services               203,500     7,830,680
                                                                                                            -----------
  BELGIUM 1.1%
  Barco NV .................................        Electronic Equipment & Instruments            151,370    13,362,138
                                                                                                            -----------
  BRAZIL 0.4%
c Companhia de Saneamento de Minas Gerais,
  144A .....................................                 Water Utilities                      526,500     4,911,381
                                                                                                            -----------
  CANADA 7.6%
  Abitibi-Consolidated Inc. ................             Paper & Forest Products                1,922,370     5,220,049
b ATS Automation Tooling Systems Inc. ......                    Machinery                         681,700     7,324,203
  Domtar Inc. ..............................             Paper & Forest Products                  892,900     5,697,814
b Dorel Industries Inc., B .................                Household Durables                    267,900     6,307,095
b GSI Group Inc. ...........................        Electronic Equipment & Instruments          1,071,820     9,657,098
  Legacy Hotels ............................                   Real Estate                      1,302,500    10,197,887
  Linamar Corp. ............................                 Auto Components                      690,000     8,462,618
  MDS Inc. .................................         Health Care Providers & Services             970,300    19,576,382
b Open Text Corp. ..........................           Internet Software & Services               731,300    11,927,974
  Quebecor World Inc. ......................          Commercial Services & Supplies            1,030,960    11,496,585
                                                                                                            -----------
                                                                                                             95,867,705
                                                                                                            -----------
  CHINA 5.3%
  Bio-Treat Technology Ltd. ................          Commercial Services & Supplies           12,292,000     6,599,994
  China Oilfield Services Ltd. .............           Energy Equipment & Services             23,400,000    13,088,174
b China Pharmaceutical Group Ltd. ..........                 Pharmaceuticals                   26,320,000     3,384,230
  China Resources Power Holdings Co. Ltd. ..   Independent Power Producers & Energy Traders     9,984,000     8,844,998
  People's Food Holdings Ltd. ..............                  Food Products                    26,641,000    18,282,624
  Sinotrans Ltd., H ........................             Air Freight & Logistics               17,648,000     5,582,189
b TCL Communication Technology Holdings Ltd.             Communications Equipment             143,878,875     4,994,991
  Weiqiao Textile Co. Ltd. .................         Textiles, Apparel & Luxury Goods           5,397,500     5,989,318
                                                                                                            -----------
                                                                                                             66,766,518
                                                                                                            -----------
  DENMARK 2.5%
b Vestas Wind Systems AS ...................               Electrical Equipment                 1,121,720    31,401,571
                                                                                                            -----------
  FINLAND 1.6%
  Amer Sports OYJ ..........................           Leisure Equipment & Products               569,700    12,663,758
  Huhtamaki OYJ ............................              Containers & Packaging                  444,900     7,814,780
                                                                                                            -----------
                                                                                                             20,478,538
                                                                                                            -----------


                                                              Annual Report | 19

Templeton Global Smaller Companies Fund

------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                       SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  GERMANY 2.8%
  Celesio AG ...............................         Health Care Providers & Services             302,000   $15,434,334
b Jenoptik AG ..............................     Semiconductors & Semiconductor Equipment         688,470     6,006,881
  Vossloh AG ...............................                    Machinery                         281,440    14,134,772
                                                                                                            -----------
                                                                                                             35,575,987
                                                                                                            -----------
  HONG KONG 6.3%
  Asia Satellite Telecommunications
  Holdings Ltd. ............................      Diversified Telecommunication Services        3,454,500     5,907,596
  Dah Sing Financial Group .................                 Commercial Banks                   1,280,000    10,977,659
  Fountain Set (Holdings) Ltd. .............         Textiles, Apparel & Luxury Goods          33,524,000     8,448,621
  Giordano International Ltd. ..............                 Specialty Retail                  20,439,348    11,589,897
  Hang Lung Group Ltd. .....................                   Real Estate                      1,665,000     4,506,509
  Hopewell Holdings Ltd. ...................          Transportation Infrastructure             2,982,000     8,512,058
  Hung Hing Printing Group Ltd. ............              Containers & Packaging               20,862,508    12,232,220
  Ngai Lik Industrial Holding Ltd. .........                Household Durables                 13,886,000     1,267,680
  Techtronic Industries Co. Ltd. ...........                Household Durables                  2,869,242     4,227,910
  Yue Yuen Industrial Holdings Ltd. ........         Textiles, Apparel & Luxury Goods           4,196,500    12,140,699
                                                                                                            -----------
                                                                                                             79,810,849
                                                                                                            -----------
  INDIA 1.0%
c Gail India Ltd., GDR, 144A ...............                 Metals & Mining                      157,710     5,314,569
  Housing Development Finance Corp. Ltd. ...            Thrifts & Mortgage Finance                282,430     7,950,028
                                                                                                            -----------
                                                                                                             13,264,597
                                                                                                            -----------
  INDONESIA 0.4%
  PT Indosat Tbk ...........................      Diversified Telecommunication Services        9,955,000     4,804,431
                                                                                                            -----------
  ISRAEL 1.2%
b Orbotech Ltd. ............................        Electronic Equipment & Instruments            614,700    14,758,947
                                                                                                            -----------
  JAPAN 4.0%
  Meitec Corp. .............................          Commercial Services & Supplies              304,100     9,815,943
  Nichii Gakkan Co. ........................         Health Care Providers & Services             739,200    11,665,780
  Sangetsu Co. Ltd. ........................                Household Durables                    186,800     4,605,766
  Sohgo Security Services Co. Ltd. .........          Commercial Services & Supplies            1,337,700    24,608,713
                                                                                                            -----------
                                                                                                             50,696,202
                                                                                                            -----------
  LUXEMBOURG 0.5%
b Thiel Logistik AG ........................                   IT Services                      1,547,850     5,830,330
                                                                                                            -----------
  MEXICO 0.3%
b Promotora Ambiental SA de CV .............          Commercial Services & Supplies            5,019,500     4,369,782
                                                                                                            -----------
  NETHERLANDS 5.9%
  Aalberts Industries NV ...................                    Machinery                         103,969     8,578,407
b Draka Holding NV .........................               Electrical Equipment                   328,886     5,970,795
  Imtech NV ................................            Construction & Engineering                192,410    10,385,706
  OPG Groep NV .............................         Health Care Providers & Services             209,640    19,768,280


20 | Annual Report

Templeton Global Smaller Companies Fund

-------------------------------------------------------------------------------------------------------------------------
                                                                  INDUSTRY                         SHARES        VALUE
-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
    SBM Offshore NV .........................           Energy Equipment & Services                470,720   $12,912,080
    Vedior NV ...............................          Commercial Services & Supplies              965,560    17,863,369
                                                                                                             -----------
                                                                                                             75,478,637
                                                                                                             -----------
    NORWAY 1.3%
    Norske Skogindustrier ASA ...............             Paper & Forest Products                  876,400    13,342,217
  c Norske Skogindustrier ASA, 144A .........             Paper & Forest Products                  183,426     2,792,458
                                                                                                             -----------
                                                                                                              16,134,675
                                                                                                             -----------
    RUSSIA 0.4%
b,c Pyaterochka Holding NV, GDR, 144A .......             Food & Staples Retailing                 106,800     1,901,040
b,c Pyaterochka Holding NV, GDR, 144A (IPO) .             Food & Staples Retailing                 203,312     3,618,954
                                                                                                             -----------
                                                                                                               5,519,994
                                                                                                             -----------
    SINGAPORE 1.7%
    Huan Hsin Holdings Ltd. .................        Electronic Equipment & Instruments          6,101,000     2,035,282
    Osim International Ltd. .................                 Specialty Retail                   5,987,200     6,657,728
    Venture Corp. Ltd. ......................        Electronic Equipment & Instruments          1,700,000    12,530,580
                                                                                                             -----------
                                                                                                              21,223,590
                                                                                                             -----------
    SOUTH KOREA 4.5%
    Bank of Pusan ...........................                 Commercial Banks                   1,031,300    13,249,303
    Daeduck Electronics Co. Ltd. ............        Electronic Equipment & Instruments          1,221,875    10,511,709
    Daegu Bank Co. Ltd. .....................                 Commercial Banks                     484,390     8,112,638
    Halla Climate Control Corp. .............                 Auto Components                    1,104,000    12,345,782
    Sindo Ricoh Co. .........................                Office Electronics                    110,350     5,785,540
    Youngone Corp. ..........................         Textiles, Apparel & Luxury Goods           1,599,960     7,115,187
                                                                                                             -----------
                                                                                                              57,120,159
                                                                                                             -----------
    SWEDEN 1.2%
    D. Carnegie & Co. AB ....................                 Capital Markets                      877,886    15,624,950
                                                                                                             -----------
    SWITZERLAND 3.0%
  b Kuoni Reisen Holding AG, B ..............          Hotels, Restaurants & Leisure                12,720     6,665,637
  b SIG Holding AG ..........................                    Machinery                          27,960     6,655,791
    Verwaltungs-und Privat-Bank AG ..........                 Capital Markets                       75,518    18,283,596
    Vontobel Holding AG .....................                 Capital Markets                      160,170     6,363,337
                                                                                                             -----------
                                                                                                              37,968,361
                                                                                                             -----------
    TAIWAN 6.7%
    AcBel Polytech Inc. .....................               Electrical Equipment                15,774,595     4,037,636
    D-Link Corp. ............................             Communications Equipment              22,170,610    21,768,930
    Fu Sheng Industrial Co. Ltd. ............             Industrial Conglomerates               9,004,694     7,910,860
    Giant Manufacturing Co. Ltd. ............           Leisure Equipment & Products             3,682,000     5,210,272
    Pihsiang Machinery Manufacturing Co. Ltd.         Health Care Equipment & Supplies           7,209,000    14,485,497
    Simplo Technology Co. Ltd. ..............             Computers & Peripherals                4,857,600    13,998,677


                                                              Annual Report | 21

Templeton Global Smaller Companies Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                   INDUSTRY                        SHARES         VALUE
--------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    TAIWAN (CONTINUED)
    Taiwan Fu Hsing ..........................                Building Products                   9,336,180  $  8,712,935
    Test-Rite International Co. Ltd. .........                   Distributors                    16,149,387     9,327,528
                                                                                                             ------------
                                                                                                               85,452,335
                                                                                                             ------------
    THAILAND 2.7%
    BEC World Public Co. Ltd., fgn ...........                      Media                        15,103,200     7,515,429
    Glow Energy Public Co. Ltd., fgn .........   Independent Power Producers & Energy Traders     4,900,700     3,716,603
  c Glow Energy Public Co. Ltd., fgn., 144A ..   Independent Power Producers & Energy Traders    12,056,200     9,143,207
  b Total Access Communication Public Co. Ltd.       Wireless Telecommunication Services          3,332,000    13,328,000
                                                                                                             ------------
                                                                                                               33,703,239
                                                                                                             ------------
    UNITED KINGDOM 11.1%
    Bodycote International PLC ...............                    Machinery                       4,450,330    19,785,974
    Burberry Group PLC .......................         Textiles, Apparel & Luxury Goods             804,310     7,327,971
    DS Smith PLC .............................              Containers & Packaging                3,902,900    11,667,167
    DX Services PLC ..........................             Air Freight & Logistics                3,509,910    27,701,217
    FKI PLC ..................................                    Machinery                       4,303,060     7,926,961
    Future PLC ...............................                      Media                         7,934,820     4,759,113
    Game Group PLC ...........................                 Specialty Retail                  16,058,130    28,129,443
  a iSOFT Group PLC ..........................              Health Care Technology               12,142,540    11,964,602
    John Wood Group PLC ......................           Energy Equipment & Services              2,861,570    12,490,852
    Yule Catto & Co. PLC .....................                    Chemicals                       2,090,510     9,264,464
                                                                                                             ------------
                                                                                                              141,017,764
                                                                                                             ------------
    UNITED STATES 19.9%
  b Agile Software Corp. .....................                     Software                       1,759,250    10,150,872
  b BearingPoint Inc. ........................                   IT Services                      1,141,250     9,540,850
    Blockbuster Inc., A ......................                 Specialty Retail                   2,410,730     9,618,813
    Bowater Inc. .............................             Paper & Forest Products                  288,550     6,558,742
  b Bristow Group Inc. .......................           Energy Equipment & Services                303,390    11,319,481
    Central Parking Corp. ....................          Commercial Services & Supplies              815,400    13,568,256
  b Coinstar Inc. ............................          Commercial Services & Supplies              795,880    20,891,850
  b Convergys Corp. ..........................                   IT Services                        890,190    18,578,265
  b Input/Output Inc. ........................           Energy Equipment & Services              1,123,680    11,203,090
  b Interpublic Group of Cos. Inc. ...........                      Media                             6,603        60,616
    Irwin Financial Corp. ....................                 Commercial Banks                     942,680    17,948,627
  b K2 Inc. ..................................           Leisure Equipment & Products               774,200     9,019,430
  b Leapfrog Enterprises Inc. ................           Leisure Equipment & Products             1,267,760     9,711,042
    Pier 1 Imports Inc. ......................                 Specialty Retail                   1,667,680    10,656,475
  b RC2 Corp. ................................           Leisure Equipment & Products               229,810     7,728,510
  b Scholastic Corp. .........................                      Media                           363,740    10,934,024
  b Seitel Inc. ..............................           Energy Equipment & Services              3,575,920    14,017,606
a,b Sharper Image Corp. ......................                 Specialty Retail                     937,400     8,877,178
  b Sigmatel Inc. ............................     Semiconductors & Semiconductor Equipment       1,370,840     6,689,699
    Tredegar Corp. ...........................             Industrial Conglomerates               1,110,680    18,326,220
a,b West Marine Inc. .........................                 Specialty Retail                   1,991,430    27,222,848
                                                                                                             ------------
                                                                                                              252,622,494
                                                                                                             ------------


22 | Annual Report

Templeton Global Smaller Companies Fund

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                VALUE
--------------------------------------------------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
   (COST $1,035,638,300) .............................................                                      $1,231,429,551
                                                                                                           --------------

                                                                                  ------------------
                                                                                   PRINCIPAL AMOUNT
                                                                                  ------------------
  SHORT TERM INVESTMENTS
     (COST $29,409,931) 2.3%
  GOVERNMENT AND AGENCY SECURITIES 2.3%
  UNITED STATES 2.3%
d Federal Home Loan Bank, 9/01/06 ....................................                $29,414,000               29,409,931
                                                                                                            --------------
  TOTAL INVESTMENTS
   (COST $1,065,048,231) 99.4% .......................................                                       1,260,839,482
  OTHER ASSETS, LESS LIABILITIES 0.6% ................................                                           8,047,053
                                                                                                            --------------
  NET ASSETS 100.0% ..................................................                                      $1,268,886,535
                                                                                                            ==============

SELECTED PORTFOLIO ABBREVIATION
GDR - Global Depository Receipt

 a    See Note 8 regarding holdings of 5% voting securities.

 b    Non-income producing for the twelve months ended August 31, 2006.

 c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $27,681,609, representing 2.18% of net assets.

 d    The security is traded on a discount basis with no stated coupon rate.

                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................   $  979,895,448
  Cost - Non-controlled affiliated issuers (Note 8) ...........       85,152,783
                                                                  --------------
  Total cost of investments ...................................   $1,065,048,231
                                                                  ==============
  Value - Unaffiliated issuers ................................   $1,202,457,570
  Value - Non-controlled affiliated issuers (Note 8) ..........       58,381,912
                                                                  --------------
  Total value of investments ..................................    1,260,839,482
 Cash .........................................................           70,175
 Foreign currency, at value (cost $7,299,123) .................        7,499,491
 Receivables:
  Capital shares sold .........................................        2,477,518
  Dividends ...................................................        2,784,351
  Foreign tax .................................................            6,950
  Other (Note 9) ..............................................           72,325
                                                                  --------------
      Total assets ............................................    1,273,750,292
                                                                  --------------
Liabilities:
 Payables:
  Investment securities purchased .............................        1,791,467
  Capital shares redeemed .....................................        1,307,202
  Affiliates ..................................................        1,497,538
 Accrued expenses and other liabilities .......................          267,550
                                                                  --------------
        Total liabilities .....................................        4,863,757
                                                                  --------------
           Net assets, at value ...............................   $1,268,886,535
                                                                  ==============
Net assets consist of:
 Paid-in capital ..............................................   $  937,150,395
 Undistributed net investment income ..........................        7,350,796
 Net unrealized appreciation (depreciation) ...................      196,017,356
 Accumulated net realized gain (loss) .........................      128,367,988
                                                                  --------------
         Net assets, at value .................................   $1,268,886,535
                                                                  ==============


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2006

CLASS A:
 Net assets, at value ................................................   $1,128,414,572
                                                                         --------------
 Shares outstanding ..................................................      124,200,182
                                                                         --------------
 Net asset value per share a .........................................   $         9.09
                                                                         --------------
 Maximum offering price per share (net asset value per share / 94.25%)   $         9.64
                                                                         --------------
CLASS B:
 Net assets, at value ................................................   $    8,027,406
                                                                         --------------
 Shares outstanding ..................................................          920,639
                                                                         --------------
 Net asset value and maximum offering price per share a ..............   $         8.72
                                                                         --------------
CLASS C:
 Net assets, at value ................................................   $   71,856,686
                                                                         --------------
 Shares outstanding ..................................................        8,095,989
                                                                         --------------
 Net asset value and maximum offering price per share a ..............   $         8.88
                                                                         --------------
ADVISOR CLASS:
 Net assets, at value ................................................   $   60,587,871
                                                                         --------------
 Shares outstanding ..................................................        6,647,139
                                                                         --------------
 Net asset value and maximum offering price per share a ..............   $         9.11
                                                                         --------------


a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends (net of foreign taxes of $2,812,531)
  Unaffiliated issuers ...............................................   $   24,137,152
  Non-controlled affiliated issuers ..................................           27,239
 Interest (net of foreign taxes of $1,939) ...........................        1,939,018
 Other income (Note 9) ...............................................           80,502
                                                                         --------------
        Total investment income ......................................       26,183,911
                                                                         --------------
Expenses:
 Management fees (Note 3a) ...........................................        8,749,519
 Administrative fees (Note 3b) .......................................        1,439,827
 Distribution fees (Note 3c)
  Class A ............................................................        2,614,656
  Class B ............................................................           80,904
  Class C ............................................................          645,507
 Transfer agent fees (Note 3e) .......................................        1,613,607
 Custodian fees (Note 4) .............................................          436,437
 Reports to shareholders .............................................          125,339
 Registration and filing fees ........................................          186,721
 Professional fees ...................................................           85,160
 Trustees' fees and expenses .........................................          116,765
 Other ...............................................................           16,202
                                                                         --------------
        Total expenses ...............................................       16,110,644
        Expense reductions (Note 4) ..................................           (9,281)
                                                                         --------------
           Net expenses ..............................................       16,101,363
                                                                         --------------
              Net investment income ..................................       10,082,548
                                                                         --------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (net of foreign taxes of $510,337) .....................      184,052,787
  Foreign currency transactions ......................................         (462,781)
                                                                         --------------
           Net realized gain (loss) ..................................      183,590,006
                                                                         --------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ........................................................      (73,131,374)
  Translation of assets and liabilities denominated in foreign
  currencies .........................................................          (74,250)
                                                                         --------------
         Net change in unrealized appreciation (depreciation) ........      (73,205,624)
                                                                         --------------
Net realized and unrealized gain (loss) ..............................      110,384,382
                                                                         --------------
Net increase (decrease) in net assets resulting from operations ......   $  120,466,930
                                                                         --------------


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        ----------------------------------
                                                                                                YEAR ENDED AUGUST 31,
                                                                                               2006               2005
                                                                                        ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................................   $    10,082,548    $    12,312,232
  Net realized gain (loss) from investments and foreign currency transactions .......       183,590,006        137,566,126
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies, and deferred taxes ....       (73,205,624)        62,531,568
                                                                                        ----------------------------------
        Net increase (decrease) in net assets resulting from operations .............       120,466,930        212,409,926
                                                                                        ----------------------------------
 Distributions to shareholders from:
  Net investment income and net realized foreign currency gains:
    Class A .........................................................................       (14,072,406)        (8,990,630)
    Class B .........................................................................           (84,075)           (10,120)
    Class C .........................................................................          (638,278)          (103,440)
    Advisor Class ...................................................................          (661,196)          (177,563)
  Net realized gains from investments:
    Class A .........................................................................      (152,290,447)       (78,639,477)
    Class B .........................................................................        (1,295,699)          (586,834)
    Class C .........................................................................        (9,289,590)        (3,462,049)
    Advisor Class ...................................................................        (6,553,403)        (1,223,672)
                                                                                        ----------------------------------
 Total distributions to shareholders ................................................      (184,885,094)       (93,193,785)
                                                                                        ----------------------------------
 Capital share transactions: (Note 2)
    Class A .........................................................................       236,046,942         96,033,384
    Class B .........................................................................           627,223          2,234,294
    Class C .........................................................................        20,477,866         19,437,641
    Advisor Class ...................................................................        23,201,262         27,042,122
                                                                                        ----------------------------------
 Total capital share transactions ...................................................       280,353,293        144,747,441
                                                                                        ----------------------------------
 Redemption fees ....................................................................             3,031              1,823
                                                                                        ----------------------------------
       Net increase (decrease) in net assets ........................................       215,938,160        263,965,405
Net assets:
 Beginning of year ..................................................................     1,052,948,375        788,982,970
                                                                                        ----------------------------------
 End of year ........................................................................   $ 1,268,886,535    $ 1,052,948,375
                                                                                        ==================================
Undistributed net investment income included in net assets:
 End of year ........................................................................   $     7,350,796    $     5,960,716
                                                                                        ==================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 27

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund, (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability


28 | Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

(including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 29

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 | Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2006, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                    ------------------------------------------------------------
                                                       YEAR ENDED AUGUST 31,
                                               2006                            2005
                                    ------------------------------------------------------------
                                      SHARES          AMOUNT          SHARES          AMOUNT
                                    ------------------------------------------------------------
CLASS A SHARES:
 Shares sold ....................    29,226,711    $ 264,578,465     17,204,944    $ 160,106,256
 Shares issued in reinvestment of
  distributions .................    17,755,481      146,537,072      9,113,379       77,203,673
 Shares redeemed ................   (19,497,726)    (175,068,595)   (15,201,767)    (141,276,545)
                                    ------------------------------------------------------------
 Net increase (decrease) ........    27,484,466    $ 236,046,942     11,116,556    $  96,033,384
                                    ============================================================
CLASS B SHARES:
 Shares sold ....................       208,119    $   1,818,522        337,187    $   3,006,475
 Shares issued in reinvestment of
  distributions .................       150,687        1,202,126         64,007          527,747
 Shares redeemed ................      (278,050)      (2,393,425)      (142,953)      (1,299,928)
                                    ------------------------------------------------------------
 Net increase (decrease) ........        80,756    $     627,223        258,241    $   2,234,294
                                    ============================================================
CLASS C SHARES:
 Shares sold ....................     3,505,816    $  31,051,054      2,667,404    $  24,455,155
 Shares issued in reinvestment of
  distributions .................       863,406        7,009,223        329,414        2,754,726
 Shares redeemed ................    (2,017,104)     (17,582,411)      (848,595)      (7,772,240)
                                    ------------------------------------------------------------
 Net increase (decrease) ........     2,352,118    $  20,477,866      2,148,223    $  19,437,641
                                    ============================================================

                                                              Annual Report | 31

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                     -----------------------------------------------------------
                                                        YEAR ENDED AUGUST 31,
                                                2006                           2005
                                     -----------------------------------------------------------
                                       SHARES          AMOUNT          SHARES          AMOUNT
                                     -----------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ....................     4,489,047    $  39,947,076      3,133,170    $  28,520,085
 Shares issued in reinvestment of
  distributions .................       440,087        3,637,268        116,823          991,141
 Shares redeemed ................    (2,338,574)     (20,383,082)      (264,671)      (2,469,104)
                                     -----------------------------------------------------------
 Net increase (decrease) ........     2,590,560    $  23,201,262      2,985,322    $  27,042,122
                                     ===========================================================

3. TRANSACTION WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

-----------------------------------------------------------------------------------------
  SUBSIDIARY                                                      AFFILIATION
-----------------------------------------------------------------------------------------
  Templeton Investment Counsel LLC (TIC)                          Investment manager
  Franklin Templeton Investment Management Limited (FTIML)        Investment manager
  Franklin Templeton Services, LLC (FT Services)                  Administrative manager
  Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
  Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
---------------------------------------------------------------------------
       0.750%             Up to and including $1 billion
       0.730%             Over $1 billion, up to and including $5 billion
       0.710%             Over $5 billion, up to and including $10 billion
       0.690%             Over $10 billion, up to and including $15 billion
       0.670%             Over $15 billion, up to and including $20 billion
       0.650%             In excess of $20 billion

Under a subadvisory agreement effective October 18, 2005, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund. Prior to July 20, 2005, Franklin Templeton Investments (Asia) Limited, an affiliate of TIC, provided subadvisory services to the Fund and received from TIC fees based on the average daily net assets of the Fund.

32 | Annual Report

Templeton Global Smaller Companies Fund

3. TRANSACTION WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services based on the average daily net assets of the Funds as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to .25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ................................................................   1.00%
Class C ................................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
 paid to unaffiliated broker/dealers ................................   $620,986
Contingent deferred sales charges retained ..........................   $ 19,667

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,613,607, of which $1,065,239 was retained by Investor Services.

                                                              Annual Report | 33

Templeton Global Smaller Companies Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $366,479.

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                                      --------------------------
                                                          2006          2005
                                                      --------------------------
Distributions paid from:
 Ordinary Income ..................................   $ 27,293,368   $ 9,281,753
 Long term capital gain ...........................    157,591,726    83,912,032
                                                      --------------------------
                                                      $184,885,094   $93,193,785
                                                      ==========================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes on sale of securities.

At August 31, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .........................................   $ 1,074,301,294
                                                                ===============
Unrealized appreciation .....................................   $   304,305,994
Unrealized depreciation .....................................      (117,767,806)
                                                                ---------------
Net unrealized appreciation (depreciation) ..................   $   186,538,188
                                                                ===============
Undistributed ordinary income ...............................   $    34,740,636
Undistributed long term capital gains .......................       110,597,690
                                                                ---------------
Distributable earnings ......................................   $   145,338,326
                                                                ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $ 515,701,397 and $ 376,951,645, respectively.

34 | Annual Report

Templeton Global Smaller Companies Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the year ended August 31, 2006 were as shown below.

---------------------------------------------------------------------------------------------------------------------------
                               NUMBER OF                                NUMBER OF
                              SHARES HELD                              SHARES HELD     VALUE                     REALIZED
                              AT BEGINNING     GROSS        GROSS        AT END       AT END       INVESTMENT     CAPITAL
  NAME OF ISSUER                OF YEAR      ADDITIONS    REDUCTIONS     OF YEAR      OF YEAR        INCOME     GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
  NON-CONTROLLED AFFILIATES
  iSOFT Group PLC .........           --    12,142,540           --    12,142,540   $11,964,602    $       --   $        --
  Repco Corp Ltd. .........           --    11,361,533           --    11,361,533    10,317,284        27,239            --
  Sharper Image Corp. .....      937,400            --           --       937,400     8,877,178            --            --
  West Marine Inc. ........      477,510     1,513,920           --     1,991,430    27,222,848            --            --
                                                                                   ----------------------------------------
                          TOTAL AFFILIATED SECURITIES (4.60% of Net Assets)         $58,381,912    $   27,239   $        --
                                                                                   ========================================

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

                                                              Annual Report | 35

Templeton Global Smaller Companies Fund

9. REGULATORY MATTERS (CONTINUED)

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The relevant funds recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

36 | Annual Report

Templeton Global Smaller Companies Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2006

                                                              Annual Report | 37

Templeton Global Smaller Companies Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $155,916,849 as a long term capital gain dividend for the fiscal year ended August 31, 2006.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $21,153,488 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates 3.35% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $16,096,448 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of Code, the Fund designates the maximum amount allowable but no less than $1,929,741 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.

At August 31, 2006, more than 50% of the Templeton Global Smaller Companies Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 19, 2006, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

38 | Annual Report

Templeton Global Smaller Companies Fund

RECORD DATE: 10/19/2006

-------------------------------------------------------------------------------
                                               CLASS A
                              FOREIGN TAX      FOREIGN            FOREIGN
                                 PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
 COUNTRY                       PER SHARE      PER SHARE          PER SHARE
-------------------------------------------------------------------------------
 Australia ................   $    0.0008    $   0.0056         $   0.0056
 Belgium ..................        0.0004        0.0020             0.0020
 Brazil ...................        0.0001        0.0011             0.0000
 Canada ...................        0.0013        0.0058             0.0037
 China ....................        0.0000        0.0045             0.0000
 Finland ..................        0.0006        0.0026             0.0026
 Germany ..................        0.0011        0.0051             0.0035
 Hong Kong ................        0.0000        0.0146             0.0000
 India ....................        0.0036        0.0032             0.0026
 Indonesia ................        0.0002        0.0008             0.0008
 Japan ....................        0.0003        0.0032             0.0032
 Netherlands ..............        0.0017        0.0080             0.0080
 Norway ...................        0.0009        0.0040             0.0040
 Singapore ................        0.0000        0.0029             0.0000
 South Korea ..............        0.0021        0.0085             0.0085
 Sweden ...................        0.0011        0.0050             0.0050
 Switzerland ..............        0.0005        0.0047             0.0022
 Taiwan ...................        0.0074        0.0224             0.0000
 Thailand .................        0.0011        0.0074             0.0074
 United Kingdom ...........        0.0000        0.0137             0.0137
                              --------------------------------------------
 TOTAL ....................   $    0.0232    $   0.1251         $   0.0728
                              ============================================


-------------------------------------------------------------------------------
                                               CLASS B
                              FOREIGN TAX      FOREIGN            FOREIGN
                                 PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
 COUNTRY                       PER SHARE      PER SHARE          PER SHARE
-------------------------------------------------------------------------------
 Australia ................   $    0.0008    $    0.0040        $   0.0040
 Belgium ..................        0.0004         0.0014            0.0014
 Brazil ...................        0.0001         0.0008            0.0000
 Canada ...................        0.0013         0.0042            0.0027
 China ....................        0.0000         0.0032            0.0000
 Finland ..................        0.0006         0.0019            0.0019
 Germany ..................        0.0011         0.0036            0.0025
 Hong Kong ................        0.0000         0.0104            0.0000
 India ....................        0.0036         0.0023            0.0019
 Indonesia ................        0.0002         0.0006            0.0006
 Japan ....................        0.0003         0.0023            0.0023
 Netherlands ..............        0.0017         0.0057            0.0057
 Norway ...................        0.0009         0.0028            0.0028
 Singapore ................        0.0000         0.0021            0.0000
 South Korea ..............        0.0021         0.0061            0.0061
 Sweden ...................        0.0011         0.0035            0.0035
 Switzerland ..............        0.0005         0.0034            0.0016
 Taiwan ...................        0.0074         0.0160            0.0000
 Thailand .................        0.0011         0.0053            0.0053
 United Kingdom ...........        0.0000         0.0098            0.0098
                              --------------------------------------------
 TOTAL ....................   $    0.0232    $    0.0894        $   0.0521
                              ============================================


                                                              Annual Report | 39

Templeton Global Smaller Companies Fund

-------------------------------------------------------------------------------
                                               CLASS C
                              FOREIGN TAX      FOREIGN            FOREIGN
                                  PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
 COUNTRY                       PER SHARE      PER SHARE          PER SHARE
-------------------------------------------------------------------------------
 Australia ................   $    0.0008    $    0.0042       $   0.0042
 Belgium ..................        0.0004         0.0015           0.0015
 Brazil ...................        0.0001         0.0008           0.0000
 Canada ...................        0.0013         0.0044           0.0028
 China ....................        0.0000         0.0034           0.0000
 Finland ..................        0.0006         0.0020           0.0020
 Germany ..................        0.0011         0.0038           0.0026
 Hong Kong ................        0.0000         0.0110           0.0000
 India ....................        0.0036         0.0024           0.0020
 Indonesia ................        0.0002         0.0006           0.0006
 Japan ....................        0.0003         0.0024           0.0024
 Netherlands ..............        0.0017         0.0060           0.0060
 Norway ...................        0.0009         0.0030           0.0030
 Singapore ................        0.0000         0.0022           0.0000
 South Korea ..............        0.0021         0.0064           0.0064
 Sweden ...................        0.0011         0.0037           0.0037
 Switzerland ..............        0.0005         0.0035           0.0016
 Taiwan ...................        0.0074         0.0168           0.0000
 Thailand .................        0.0011         0.0056           0.0056
 United Kingdom ...........        0.0000         0.0103           0.0103
                              -------------------------------------------
 TOTAL ....................   $    0.0232    $    0.0940       $   0.0547
                              ===========================================


-------------------------------------------------------------------------------
                                            ADVISOR CLASS
                              FOREIGN TAX      FOREIGN            FOREIGN
                                 PAID       SOURCE INCOME   QUALIFIED DIVIDENDS
 COUNTRY                       PER SHARE      PER SHARE          PER SHARE
-------------------------------------------------------------------------------
 Australia ................   $    0.0008    $    0.0061       $   0.0061
 Belgium ..................        0.0004         0.0022           0.0022
 Brazil ...................        0.0001         0.0012           0.0000
 Canada ...................        0.0013         0.0063           0.0040
 China ....................        0.0000         0.0049           0.0000
 Finland ..................        0.0006         0.0029           0.0029
 Germany ..................        0.0011         0.0055           0.0038
 Hong Kong ................        0.0000         0.0158           0.0000
 India ....................        0.0036         0.0035           0.0029
 Indonesia ................        0.0002         0.0008           0.0008
 Japan ....................        0.0003         0.0034           0.0034
 Netherlands ..............        0.0017         0.0087           0.0087
 Norway ...................        0.0009         0.0043           0.0043
 Singapore ................        0.0000         0.0032           0.0000
 South Korea ..............        0.0021         0.0093           0.0093
 Sweden ...................        0.0011         0.0054           0.0054
 Switzerland ..............        0.0005         0.0051           0.0024
 Taiwan ...................        0.0074         0.0243           0.0000
 Thailand .................        0.0011         0.0080           0.0080
 United Kingdom ...........        0.0000         0.0148           0.0148
                              -------------------------------------------
 TOTAL ....................   $    0.0232    $    0.1357       $   0.0790
                              ===========================================


40 | Annual Report

Templeton Global Smaller Companies Fund

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2007, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2006. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2006 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                                                              Annual Report | 41

Templeton Global Smaller Companies Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                            LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION     TIME SERVED   BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (1932)                           Trustee      Since 1992    143                       Director, Bar-S Foods (meat
 500 East Broward Blvd.                                                                                 packing company).
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK J. CROTHERS (1944)                          Trustee      Since 2004    19                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power
 Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment &
 Power Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
 *** S. JOSEPH FORTUNATO (1932)                    Trustee      Since 1992    144                       None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
 EDITH E. HOLIDAY (1952)                           Trustee      Since 2004    139                       Director, Hess Corporation
 500 East Broward Blvd.                                                                                 (formerly, Amerada Hess
 Suite 2100                                                                                             Corporation) (exploration
 Fort Lauderdale, FL 33394-3091                                                                         and refining of oil and
                                                                                                        gas), H.J. Heinz Company
                                                                                                        (processed foods and allied
                                                                                                        products), RTI International
                                                                                                        Metals, Inc. (manufacture
                                                                                                        and distribution of titani-
                                                                                                        um), Canadian National
                                                                                                        Railway (railroad) and
                                                                                                        White Mountains Insurance
                                                                                                        Group, Ltd. (holding
                                                                                                        company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
 Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to
 the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                            LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION     TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 *** Gordon S. Macklin (1928)                      Trustee      Since 1993    143                       Director, MedImmune, Inc.
 500 East Broward Blvd.                                                                                 (biotechnology) and
 Suite 2100                                                                                             Overstock.com (Internet
 Fort Lauderdale, FL 33394-3091                                                                         services); and FORMERLY,
                                                                                                        Director, MCI Communication
                                                                                                        Corporation (subsequently
                                                                                                        known as MCI WorldCom, Inc.
                                                                                                        and WorldCom, Inc.)
                                                                                                        (communications services)
                                                                                                        (1988-2002), White Mountains
                                                                                                        Insurance Group, Ltd.
                                                                                                        (holding company)
                                                                                                        (1987-2004), Spacehab, Inc.
                                                                                                        (aerospace services)
                                                                                                        (1994-2003) and Martek
                                                                                                        Biosciences Corporation
                                                                                                        (1998-2006).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and
 FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River
 Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President,
 National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
 DAVID W. NIEMIEC (1949)                           Trustee      Since 2005    19                        Director, Emeritus
 500 East Broward Blvd.                                                                                 Corporation (assisted
 Suite 2100                                                                                             living) and OSI
 Fort Lauderdale, FL 33394-3091                                                                         Pharmaceuticals, Inc.
                                                                                                        (pharmaceutical
                                                                                                        products).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director,
 Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co.
 Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
 FRANK A. OLSON (1932)                             Trustee      Since 2004    102                       Director, Hess Corporation
 500 East Broward Blvd.                                                                                 (formerly, Amerada Hess
 Suite 2100                                                                                             Corporation) (exploration
 Fort Lauderdale, FL 33394-3091                                                                         and refining of oil and gas)
                                                                                                        and Sentient Jet (private
                                                                                                        jet service); and
                                                                                                        FORMERLY, Director, Becton
                                                                                                        Dickinson and Company
                                                                                                        (medical technology), Cooper
                                                                                                        Industries, Inc. (electrical
                                                                                                        products and tools and
                                                                                                        hardware), Health Net, Inc.
                                                                                                        (formerly, Foundation
                                                                                                        Health) (integrated man-
                                                                                                        aged care), The Hertz
                                                                                                        Corporation, Pacific
                                                                                                        Southwest Airlines, The RCA
                                                                                                        Corporation, Unicom
                                                                                                        (formerly, Commonwealth
                                                                                                        Edison), UAL Corporation
                                                                                                        (airlines) and White
                                                                                                        Mountains Insurance Group,
                                                                                                        Ltd. (holding company).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
 (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                            LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION     TIME SERVED   BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 LARRY D. THOMPSON (1945)                          Trustee      Since 2005    19                        None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
 Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (1997-2001); Senior Fellow of The Brookings
 Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S.
 Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
 CONSTANTINE D. TSERETOPOULOS                      Trustee      Since 2004    19                        None
 (1954)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
 University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
 **** ROBERT E. WADE (1946)                        Trustee      Since March   29                        Director, El Oro and
 500 East Broward Blvd.                                         2006                                    Exploration Co.,
 Suite 2100                                                                                             p.l.c. (investments)
 Fort Lauderdale, FL 33394-3091                                                                         and ARC Wireless
                                                                                                        Solutions, Inc.
 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:                                                              (wireless components
 Practicing attorney.                                                                                   and network products).
------------------------------------------------------------------------------------------------------------------------------------


 INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                            LENGTH OF     FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION     TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 ** NICHOLAS F. BRADY (1930)                       Trustee      Since 1993    10                        Director, Hess
 500 East Broward Blvd.                                                                                 Corporation (formerly,
 Suite 2100                                                                                             Amerada Hess
 Fort Lauderdale, FL 33394-3091                                                                         Corporation) (explo-
                                                                                                        ration and refining of
                                                                                                        oil and gas) and
                                                                                                        Weatherford
                                                                                                        International, Ltd.
                                                                                                        (oilfield products and
                                                                                                        servicing) (2004-pres-
                                                                                                        ent); and formerly,
                                                                                                        Director, H.J. Heinz
                                                                                                        Company (processed
                                                                                                        foods and allied
                                                                                                        products) (1987-1988;
                                                                                                        1993-2003) and Total
                                                                                                        Logistics, Inc.
                                                                                                        (operating and
                                                                                                        investment business)
                                                                                                        (until 2005).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman, Darby Overseas Investments, Ltd., Darby Technology Ventures Group, LLC (investment firms) and Franklin Templeton
 Investment Funds (1994-present); Director, Templeton Capital Advisors Ltd.; and FORMERLY, Chairman, Darby Emerging Markets
 Investments LDC (until 2004) and Templeton Emerging Markets Investment Trust PLC (until 2003); Secretary of the United States
 Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co. Inc. (investment banking) (until 1988); and
 U.S. Senator, New Jersey (April 1982-December 1982).
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                             LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION      TIME SERVED     BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 ** HARMON E. BURNS (1945)                         Trustee and   Trustee         21                        None
 One Franklin Parkway                              Vice          since 1992
 San Mateo, CA 94403-1906                          President     and Vice
                                                                 President
                                                                 since 1996

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
 Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 ** CHARLES B. JOHNSON (1933)                      Trustee,      Trustee and     143                       None
 One Franklin Parkway                              Chairman      Chairman of
 San Mateo, CA 94403-1906                          of the        the Board
                                                   Board and     since 1995
                                                   Vice          and Vice
                                                   President     President
                                                                 since 1992

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin
 Templeton Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
 Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JAMES M. DAVIS (1952)                             Chief         Chief           Not Applicable            Not Applicable
 One Franklin Parkway                              Compliance    Compliance
 San Mateo, CA 94403-1906                          Officer       Officer since
                                                   and Vice      2004 and Vice
                                                   President     President
                                                   - AML         - AML
                                                   Compliance    Compliance
                                                                 since
                                                                 February
                                                                 2006

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
 JEFFREY A. EVERETT (1964)                         President     Since 2002      Not Applicable            Not Applicable
 PO Box N-7759                                     and Chief
 Lyford Cay, Nassau, Bahamas                       Executive
                                                   Officer -
                                                   Investment
                                                   Management

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (1947)                           Senior Vice   Since 2002      Not Applicable            Not Applicable
 500 East Broward Blvd.                            President
 Suite 2100                                        and Chief
 Fort Lauderdale, FL 33394-3091                    Executive
                                                   Officer-Finance
                                                   and
                                                   Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                             LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION      TIME SERVED     BY BOARD MEMBER *         OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (1947)                              Vice          Since 2000      Not Applicable            Not Applicable
 One Franklin Parkway                              President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
 Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 BARBARA J. GREEN (1947)                           Vice          Since 2000      Not Applicable            Not Applicable
 One Franklin Parkway                              President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services,
 LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
 Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and
 Templeton/Franklin Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
 Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney
 Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S.
 District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

 RUPERT H. JOHNSON, JR. (1940)                     Vice          Since 1996      Not Applicable             Not Applicable
 One Franklin Parkway                              President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
 officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

 JOHN R. KAY (1940)                                Vice          Since 1994      Not Applicable             Not Applicable
 500 East Broward Blvd.                            President
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice
 President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of
 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group,
 Inc.

------------------------------------------------------------------------------------------------------------------------------------

 ROBERT C. ROSSELOT (1960)                         Secretary     Since 2004      Not Applicable             Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
 Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust
 International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF PORTFOLIOS IN
 NAME, YEAR OF BIRTH                                             LENGTH OF       FUND COMPLEX OVERSEEN
 AND ADDRESS                                       POSITION      TIME SERVED     BY BOARD MEMBER *          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY R. SEWARD (1956)                          Treasurer     Since 2004      Not Applicable             Not Applicable
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL 33394-3091

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments;
 and FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
 CRAIG S. TYLE (1960)                              Vice          Since 2005      Not Applicable             Not Applicable
 One Franklin Parkway                              President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
 Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
 Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
 GALEN VETTER (1951)                               Chief         Since 2004      Not Applicable             Not Applicable
 500 East Broward Blvd.                            Financial
 Suite 2100                                        Officer and
 Fort Lauderdale, FL 33394-3091                    Chief
                                                   Accounting
                                                   Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
 Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987
 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Nicholas F. Brady is considered to be an interested person of the Fund under the federal securities laws due to his ownership interest in a subsidiary of Resources, as well as his director positions with such company and certain other related companies. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  During the reporting period, Mr. Wade became a trustee.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers. Prior to August 31, 2006, Mr. Fred R. Millsaps ceased to be a trustee of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION (FORMERLY, AMERADA HESS CORPORATION) AND A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 47

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 11, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds,


48 | Annual Report

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2006, as well as the previous ten years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small/mid-cap core funds, global small/mid cap growth funds and global small/mid cap value funds as selected by Lipper. The Fund's total return, as shown in such report, was in the lowest quintile of such performance universe for the one-year period, but on an annualized basis was in the highest quintile of such performance universe for the previous three- and five-year periods, and in the middle quintile for the previous ten-year period. The Board expressed its satisfaction with such performance, noting the Manager's adherence to a disciplined value approach and that the Fund's total return for the one-year period exceeded 13.5% as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar


                                                              Annual Report | 49

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was below the median for its Lipper expense group while its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability


50 | Annual Report

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; 0.71% on the next $5 billion of Fund net assets; 0.69% on the next $5 billion of Fund net assets; 0.67% on the next $5 billion of Fund net assets; and 0.65% on net assets in excess of $20 billion. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2005, the Fund's net assets were approximately $1 billion, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of fees under the investment management agreement provide a sharing of benefits with the Fund and its shareholders.


                                                              Annual Report | 51

Templeton Global Smaller Companies Fund

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


52 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
   Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
New York Intermediate-Term
   Tax-Free Income Fund

STATE-SPECIFIC

Alabama                               Michigan 6
Arizona                               Minnesota 6
California 7                          Missouri
Colorado                              New Jersey
Connecticut                           New York 7
Florida 7                             North Carolina
Georgia                               Ohio 6
Kentucky                              Oregon
Louisiana                             Pennsylvania
Maryland                              Tennessee
Massachusetts 6                       Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

                                                   Not part of the annual report
07/06

    [LOGO](R)
FRANKLIN TEMPLETON      One Franklin Parkway
   INVESTMENTS          San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL SMALLER
COMPANIES FUND

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUB-ADVISOR

Franklin Templeton Investment Management Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.

1-800/DIAL BEN(R)

franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

103 A2006 10/06





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $57,898 for the fiscal year ended August 31, 2006 and $40,840 for the fiscal year ended August 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $664 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,540 for the fiscal year ended August 31, 2006 and $4,500 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $176,204 for the fiscal year ended August 31, 2006 and $4,500 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.        N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  October 26, 2006


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 26, 2006